UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FRANKLIN BSP REALTY TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

FRANKLIN BSP REALTY TRUST, INC 1345 AVENUE OF THE AMERICAS, SUITE 32A NEW YORK, NEW YORK 10105 Your Vote Counts! FRANKLIN BSP REALTY TRUST, INC. 2022 Annual Meeting Vote by June 28, 2022 11:59 PM ET D82561-P74487 You invested in FRANKLIN BSP REALTY TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 29, 2022 at 11:00 a.m. Eastern Time. . Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 15, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com/FBRT, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com/FBRT Control # Smartphone users Vote Virtually during the Meeting* Point your camera here and June 29, 2022 11:00 a.m., Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/FBRT2022 *Please check the meeting materials for any special requirements for meeting attendance.V1.1

Vote at www.ProxyVote.com/FBRT THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. ELECTION OF DIRECTORS Nominees: 1a. Pat Augustine For 1b. Richard J. Byrne For 1c. Jamie Handwerker For 1d. Gary Keiser For 1e. Peter J. McDonough For 1f. Buford H. Ortale For 1g. Elizabeth K. Tuppeny For 2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED For ACCOUNTING FIRM FOR 2022 Prefer to receive an email instead? While voting on www.ProxyVote.com/FBRT, be sure to click “Sign up for E-delivery”. D82562-P74487